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                                                                   Exhibit 10.99

                               DEED OF TRUST NOTE

$2,386,100.00                                            Los Angeles, California
                                                           as of January 1, 2002

     FOR VALUE RECEIVED, the undersigned, ARV ACACIA VILLA, L.P., a California limited partnership, promises to pay RED MORTGAGE CAPITAL, INC., an Ohio corporation, or order, at its principal office at 150 East Gay Street, 22nd Floor, Columbus, Ohio 43215 or at such other place as may be designated in writing by the holder of this Note, the principal sum of TWO MILLION THREE HUNDRED EIGHTY-SIX THOUSAND ONE HUNDRED AND NO/100THS DOLLARS ($2,386,100.00), with interest thereon from the date hereof at the rate of Seven and fifty-six hundredths per centum (7.56 %) per annum on the unpaid balance until paid. The principal and interest of this Note are to be paid in monthly installments as follows:

               Interest alone shall be due and payable on the first day of February, 2002. Thereafter, commencing on March 1, 2002, monthly installments of principal and interest at the rate of Seven and fifty-six hundredths per centum (7.56 %) per annum shall be due and payable in the sum of SIXTEEN THOUSAND ONE HUNDRED NINETY AND 46/100THS DOLLARS ($16,190.46) each, such payments to continue monthly thereafter on the first day of each succeeding month until the entire indebtedness has been paid in full. In any event, the balance of principal (if any) remaining unpaid, plus accrued interest, shall be due and payable on February 1, 2037. The installments of principal and interest shall be applied first to interest at the rate aforesaid upon the principal sum or so much thereof as shall from time to time remain unpaid, and the balance thereof shall be applied on account of principal.

     Both principal and interest under this Note, as well as the additional payments set forth in the Deed of Trust, shall be payable at the office of RED MORTGAGE CAPITAL, INC., at its principal office at 150 East Gay Street, 22nd Floor, Columbus, Ohio 43215 or such other place as the holder may designate in writing.

     Prepayment of this Note is subject to the terms and provisions set forth in Allonge #1 attached hereto and incorporated herein by this reference. Commencing on March 1, 2007, privilege is reserved to pay the debt in whole or in an amount equal to one or more monthly payments of principal next due, on the last day of any month prior to maturity upon at least thirty (30) days' prior written notice to holder upon the terms and conditions set forth in Paragraph 1 of said Allonge #1.

     If default be made in the payment of any installment under this Note, and if the default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable without notice at the option of the holder of this Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     The makers and endorsers severally waive diligence, presentment, protest, and demand, and also notice of protest, dishonor, and nonpayment of this Note, and expressly agree that this Note, or any payment thereunder, may be extended from time to time, and consent to the acceptance of further security for this Note, including other types of security, all without in any way affecting the liability of the makers and endorsers hereof. The right to plead any and all statutes of limitations as a defense to any demand on this Note, or any guaranty thereof, or to any agreement to pay the same, or to any demand secured by the Deed of Trust or other security, securing this Note, or any and all obligations or liabilities arising out of or in connection with said Note or Deed of Trust by any of the parties hereto, is expressly waived by each and every of the makers, endorsers, guarantors or sureties.

     Principal and interest are payable in lawful money of the United States. If action be instituted on this Note, the undersigned promise(s) to pay in addition to the costs and disbursements allowed by law such sum as the Court may adjudge reasonable as attorney's fees in said action. This Note is secured by a Deed of Trust, of even date herewith, to Fidelity National Title Insurance Company, as Trustee, on real estate situated in the City of Fullerton, County of Orange, California (the "Deed of Trust").

     In the event any installment or part of any installment due hereunder becomes delinquent for more than fifteen (15) days, there shall be due, at the option of the holder, in addition to other sums due hereunder, a sum equal to two percent (2%) of the amount of such installment of principal and interest so delinquent. Whenever under the law of the jurisdiction where the

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property is located, the amount of any such late charge is considered to be additional interest, this provision shall not be effective if the rate of interest specified in this Note, together with the amount of the late charge, would aggregate an amount in excess of the maximum rate of interest permitted and would constitute usury.

     Notwithstanding any other provision contained in this Note, it is agreed that the execution of this Note shall impose no personal liability on the maker hereof for payment of the indebtedness evidenced hereby and in the event of a default, the holder of this Note shall look solely to the property described in the Deed of Trust and to the rents, issues and profits thereof in satisfaction of the indebtedness evidenced hereby and will not seek or obtain any deficiency or personal judgment against the maker hereof except such judgment or decree as may be necessary to foreclose and bar its interest in the property and all other property mortgaged, pledged, conveyed or assigned to secure payment of this Note, except as set out in the Deed of Trust of even date given to secure this indebtedness.

     Should this Note be signed by more than one person and/or firm and/or corporation, all of the obligations herein contained shall be considered joint and several obligations of each signer.

     Signed and sealed as of this 1st day of January, 2002.


                                     ARV ACACIA VILLA, L.P.
                                     a California limited partnership


                                     By: CASA BONITA FULLERTON, LTD.
                                         a California limited partnership
                                         General Partner


                                         By: ARV ASSISTED LIVING, INC.
                                             a Delaware corporation
                                             General Partner


                                             By:
                                                 -------------------------------
                                                 Douglas Armstrong
                                                 Vice President

================================================================================

     I HEREBY CERTIFY that this is the Note described in and secured by the Deed of Trust of even date herewith, and in the same principal amount as herein stated, to Fidelity National Title Insurance Company, Trustee(s), on real estate in the City of Fullerton, Orange County, California.

     Dated this ____ day of January, 2002.



[SEAL]                                  ----------------------------------------
                                                       Notary Public


My Commission Expires:
                       --------------------------------
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                               STATE OF CALIFORNIA

                          LOAN NO. 143-22014 PM/ALF/REF


                          _____________________________

                               Deed of Trust Note
                          _____________________________


                             ARV ACACIA VILLA, L.P.
                                       TO
                           RED MORTGAGE CAPITAL, INC.


                            No. 143-22014 PM/ALF/REF


      Insured under ss.232 pursuant to 223 (f) of the National Housing Act and Regulations published thereunder


                    In effect on November 7, 2001, as amended



             A total sum of $________________ has been approved for
           insurance hereunder by the Secretary of Housing and Urban
             Development acting by and through the Federal Housing
                                  Commissioner

                      By __________________________________
                                 (Authorized Agent)


                              Date January   , 2002
                              ---------------------

Reference is made to the Act and to the Regulations thereunder covering assignments of the insurance protections on this note.